Exhibit 99


                        NDS Group Plc Reports Fiscal 2006
         Results; Continued Revenue and Operating Income Growth Through
            Increase in Subscribers, Middleware and DVR Deployments



    NEW YORK & LONDON--(BUSINESS WIRE)--Aug. 8, 2006--NDS Group plc (NASDAQ:NNDS) (Brussels:NNDS):

    Earnings Release for the Fiscal Year ended June 30, 2006

    HIGHLIGHTS:

    --  Revenues for fiscal 2006 up 8% to $600 million

    --  Operating income for fiscal 2006 up 42% to $131 million

    --  65.0 million active digital TV smart cards

    -- 41.6 million cumulative set-top boxes activated with NDS middleware

    --  3.5 million cumulative DVR deployments

    NDS Group plc ("NDS" or the "Company") (NASDAQ / Euronext
Brussels: NNDS), a supplier of open end-to-end digital technology and services to digital pay-television platform operators and content providers, announced today its results for the fiscal year ended June 30, 2006.
    Commenting on NDS's performance, Dr. Abe Peled, Chairman and Chief Executive Officer of NDS, said: "We have achieved another year of good growth as a result of delivering key new technologies; middleware, DVR, IPTV and leading interactive games and gaming applications. NDS is ready to meet the changing scene of content distribution with a strong portfolio of new products, and has also made good inroads into the developing markets in Asia and Eastern Europe."
    Alex Gersh, Chief Financial Officer commented: "Our impressive 42% operating income growth is a result of continued focus on high margin revenue and operational efficiencies."


KEY FINANCIAL MEASURES

                                             Year ended June 30,
                                              ----------------
                                           2006               2005
                                          -------            -------
   Revenue (in thousands)               $ 600,123          $ 556,330

   Operating income (in thousands)      $ 130,729           $ 92,191

   Operating margin                          21.8%              16.6%

   Net Income (in thousands)            $ 100,950           $ 73,998

   Diluted net income per share            $ 1.74              $1.29
                                          -------            -------

KEY NON-FINANCIAL MEASURES
                                             Year ended June 30,
                                              ----------------
                                           2006               2005
                                          -------            -------
   Smart card deliveries (in millions)
   Quantity delivered in period              24.4               30.8
                                          -------            -------
   Authorized cards (in millions)
   Net additions                              8.3               12.7
   At end of period                          65.0               56.7
                                          -------            -------
   Middleware deployments (in millions)
   Set-top boxes deployed in period          21.2                2.0
   Cumulative set-top boxes, end of period   41.6               20.4
                                          -------            -------
   DVR deployments (in millions)
   Set-top boxes in period                    2.1                1.0
   Cumulative set-top boxes, end of period    3.5                1.4
                                          -------            -------
   Employees
   Full-time equivalents, end of period     2,989              2,508
                                          -------            -------


    STRATEGIC DEVELOPMENTS

    -- Premiere, a pay TV operator in Germany and Austria, has chosen the NDS MediaHighway middleware solution to set-up an interactive platform paving the way into advanced digital TV services.

    -- Dutch satellite service provider CANALDIGITAAL has chosen NDS MediaHighway middleware for its new set top boxes in northern Belgium.

    -- SKY Italia launched the first ever interactive betting platform for the Italian market, using NDS interactive technologies, allowing SKY Italia customers the ability to place bets through two of Italy's leading bookmakers across a range of sports and betting combinations.

    FINANCIAL REVIEW

    Revenue for fiscal 2006 was $600.1 million, an increase of 8% compared to the previous fiscal year. Conditional access revenue increased; higher security fees resulting from growth in the number of authorized cards using NDS technologies were offset in part by lower deliveries of smart cards. Revenue from integration, development and support declined. Higher middleware development revenue in fiscal 2006 did not compensate for the prior year revenue from the migration of Sky Italia subscribers to NDS technology. License fees and royalties revenues continue to benefit from the Company's increased middleware shipments. The increase in revenue from new technologies was due to higher income from DVR technologies, the Company's Synamedia IPTV technologies, interactive infrastructure and gaming applications.
    Cost of goods and services sold increased by 11% in fiscal 2006 compared to fiscal 2005. Higher costs were due to a substantial increase in technical resources working on customer support and development projects undertaken under customer contracts. Gross margin as a percentage of revenues was 59.6% in fiscal 2006 compared to 60.6% in fiscal 2005.
    Total operating expenses declined by 8% in fiscal 2006 compared to fiscal 2005. This decrease was attributable to a higher proportion of technical resources being utilized on specific customer projects as opposed to internal research projects and development activities. Research and development costs in fiscal 2006 include a $5.3 million benefit related to grants from the French government. These benefits were offset in part by higher employee and property costs and higher charges for employee stock options.
    As a result of these factors, operating income was $130.7 million for fiscal 2006 compared to $92.2 million for fiscal 2005. Net income for fiscal 2006 was $101.0 million, or $1.80 per share ($1.74 per share on a diluted basis), compared to $74.0 million, or $1.35 per share ($1.29 per share on a diluted basis), for fiscal 2005.
    Cash provided by operating activities increased from $117.7 million in fiscal 2005 to $163.9 million in fiscal 2006. After allowing for $32.5 million in payments for capital items and business acquisitions, and $29.6 million received from the exercise of 1.55 million employee stock options, cash and short-term investments increased to $505.0 million as of June 30, 2006.

    About NDS

    NDS Group plc (NASDAQ/ Euronext Brussels: NNDS), a majority-owned subsidiary of News Corporation, secures and enables content anytime, anywhere on any device. See www.nds.com for more information about NDS.

    Cautionary Statement Concerning Forward-looking Statements

    This document contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from these expectations due to changes in global economic, business, competitive market and regulatory factors. More detailed information about these and other factors that could affect future results is contained in our filings with the Securities and Exchange Commission. The "forward-looking statements" included in this document are made only as of the date of this document and we do not undertake any obligation to update any "forward-looking statements" to reflect subsequent events or circumstances.

    CONFERENCE CALL

    Dr. Abe Peled, Chairman and Chief Executive Officer and Alex
Gersh, Chief Financial Officer, will host a conference call to discuss this announcement and answer questions at 9:00 am New York time (2:00 pm UK time) on Tuesday, August 8, 2006.




Dial-in

US Dial-in:                    1-866-832-0717
UK Dial-in:                    0800 073 8967
International Dial-in:         +44 1452 562 716

Replay (available for 7 days)
U.S. Toll Free Replay:         1-866-247-4222
U.K. Toll Free Replay:         0845 245 5205
International Replay:          +44 1452 550 000
Replay passcode:               2999255#

An audio replay will also be available on the NDS website www.nds.com from August 9, 2006.


                             NDS Group plc
                 Consolidated Statements of Operations
               (in thousands, except per share amounts)

                                For the three          For the year
                                 months ended             ended
                                  June 30,                June 30,
                              ------------------   ------------------
                                 2006      2005      2006      2005
                                -------   -------   -------   -------
Revenue:
    Conditional access       $ 90,445  $ 95,659  $ 350,667  $ 339,414
    Integration, development
     & support                 10,816     9,956     46,903     52,636
    License fees & royalties   18,185    18,286     88,686     71,443
    New technologies           33,094    21,304    106,193     85,945
    Other                       1,681     1,629      7,674      6,892
                              -------   -------    -------    -------
Total revenue                 154,221   146,834    600,123    556,330
                              -------   -------    -------    -------
Cost of goods and services
 sold:
    Smart card costs          (16,697)  (37,128)   (83,021)  (131,466)
    Operations                (38,512)  (19,894)  (139,772)   (72,254)
    Royalties                  (6,630)   (2,625)   (15,035)   (13,198)
    Other                      (1,224)      623     (4,794)    (2,020)
                              -------   -------    -------    -------
Total cost of goods and
 services sold                (63,063)  (59,024)  (242,622)  (218,938)
                              -------   -------    -------    -------
Gross margin                   91,158    87,810    357,501    337,392
                              -------   -------    -------    -------
Operating expenses:
    Research & development    (42,470)  (47,003)  (145,523)  (166,504)
    Sales & marketing          (8,946)   (6,666)   (30,713)   (25,820)
    General & administration  (13,311)  (11,072)   (42,456)   (43,352)
    Amortization of other
     intangibles               (2,415)   (2,773)    (9,453)   (12,349)
    Other                       1,246      (150)     1,373      2,824
                              -------   -------    -------    -------
Total operating expenses      (65,896)  (67,664)  (226,772)  (245,201)
                              -------   -------    -------    -------

Operating income               25,262    20,146    130,729     92,191
                              -------   -------    -------    -------
Other income:
    Interest, net               4,995     2,619     15,446      9,719
    Other                           -      (605)         -       (559)
                              -------   -------    -------    -------
Total other income              4,995     2,014     15,446      9,160
                              -------   -------    -------    -------
Income before income
 tax expense                   30,257    22,160    146,175    101,351

Income tax expense            (10,511)     (253)   (45,225)   (27,353)
                              -------   -------    -------    -------
Net income                   $ 19,746  $ 21,907  $ 100,950   $ 73,998
                              =======   =======    =======    =======
Net income per share:
Basic net income
 per share                      $0.35     $0.40     $1.80      $1.35
Diluted net income
 per share                      $0.34     $0.38     $1.74      $1.29
                              =======   =======    =======    =======


                             NDS Group plc
                      Consolidated Balance Sheets
                            (in thousands)


                                      As of June 30,    As of June 30,
                                           2006             2005
                                         --------         --------
ASSETS
Current assets:
    Cash and cash equivalents             $ 320,636     $ 339,791
    Short-term investments                  184,401             -
    Accounts receivable, net                 97,716        73,588
    Accrued income                           37,050        25,391
    Income tax recoverable                    1,411             -
    Inventories, net                         39,340        41,508
    Prepaid expenses                         17,031        15,795
    Other current assets                      3,650         3,595
                                             ------        ------
Total current assets                        701,235       499,668

Property, plant and equipment, net           46,239        33,962
Goodwill                                     66,917        64,236
Other intangibles, net                       43,299        48,537
Deferred tax assets                           7,506         5,121
Other receivables                             6,681             -
Other non-current assets                     25,244        20,374
                                             ------        ------
Total assets                              $ 897,121     $ 671,898
                                            =======       =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                       $ 26,966      $ 18,336
    Deferred income                          45,492        47,175
    Accrued payroll costs                    26,647        25,069
    Accrued expenses                         26,245        21,097
    Income tax liabilities                   19,039         4,070
    Other current liabilities                16,762        13,498
                                             ------        ------
Total current liabilities                   161,151       129,245

Accrued expenses                             33,747        28,547
Deferred income                             134,529        87,353
                                             ------        ------
Total liabilities                           329,427       245,145
                                             ------        ------
Shareholders' equity:
    Series A ordinary shares (14,873,262
     and 13,318,546 shares outstanding
     as of June 30, 2006 and 2005,
     respectively)                              148           133
    Series B ordinary shares
     (42,001,000 shares outstanding
      as of June 30, 2006 and 2005,
      respectively)                             420           420
    Deferred shares                          64,103        64,103
    Additional paid-in capital              534,668       498,363
    Accumulated deficit                     (79,621)     (180,571)
    Other comprehensive income               47,976        44,305
                                             ------        ------
Total shareholders' equity                  567,694       426,753
                                             ------        ------
Total liabilities and
 shareholders' equity                     $ 897,121     $ 671,898
                                            =======       =======


                             NDS Group plc
                 Consolidated Statements of Cash Flows
                            (in thousands)

                                                 For the year ended
                                                     June 30,
                                                  -----------------
                                                  2006        2005
                                                 -------     -------
Operating activities:
Net income                                     $ 100,950    $ 73,998

Adjustments to reconcile net income to net
 cash provided by operating activities:
    Depreciation                                  17,058      15,405
    Amortization of other intangibles              9,453      12,349
    Stock-based compensation                       6,626       4,327
    Other                                          2,206         559

    Change in operating assets and
     liabilities, net of acquisitions:
    Inventories                                    2,168      (5,536)
    Receivables and other assets                 (48,429)      6,273
    Deferred income                               45,493      36,664
    Accounts payable and other liabilities        28,383     (26,347)
                                                  ------      ------
Net cash provided by operating activities        163,908     117,692
                                                  ------      ------
Investing activities:
Capital expenditure                              (29,416)    (20,545)
Business acquisitions, net of cash acquired       (3,118)        (17)
Proceeds from sale of investments                      -         264
Short-term investments                          (184,401)          -
                                                  ------      ------
Net cash used in investing activities           (216,935)    (20,298)
                                                  ------      ------
Financing activities:
Issuance of shares (inclusive of realized
 excess tax benefits of $7,828 and $-)            29,597      13,294
                                                  ------      ------

Net increase (decrease) in cash and
 cash equivalents                                (23,430)    110,688

Cash and cash equivalents,
 beginning of period                             339,791     228,620
Exchange movements                                 4,275         483
                                                  ------      ------
Cash and cash equivalents, end of period       $ 320,636   $ 339,791
                                                 =======     =======



    CONTACT: NDS Group plc
             IR:
             Yael Fainaro, +44 208 476 8287
             or
             Shared Value
             Noah Schwartz, +44 207 321 5032
             or
             Breakaway Communications US
             Kelly Fitzgerald, +1-212-616-6006